UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549


                                   FORM 8 - K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)  January 31, 2005



                         CLEAN DIESEL TECHNOLOGIES, INC.
               (Exact Name of Registrant as Specified in Charter)


    DELAWARE                      0-27432            06-1393453
(State of other                 (Commission          (IRS Employer
Jurisdiction of                 File Number)         Identification No.)
Incorporation


                         SUITE 702,  300 ATLANTIC STREET
                               STAMFORD, CT  06901
                    (Address of Principal Executive Offices)



Registrants telephone number, including area code (203) 327-7050


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Items 8.01. Other Events

On January 31, 2005 the Registrant issued the Press Release attached as Exhibit 99 to this Report on Form 8 - K to announce that it has initiated independent tests to address recent questions from the EPA (US Environmental Protection Agency) on the use of its fuel borne catalyst. Due to growing commercial interest in its diesel emission control products, testing is being conducted to confirm that the minute amounts of platinum emitted from vehicles using the fuel borne catalyst do not form potentially allergenic compounds in the engine or exhaust. The tests are expected to provide results in the next few weeks for review with EPA.


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                                                                         Page 3.



                                          Clean Diesel Technologies, Inc.
                                                   (Registrant)



Date:  February 1, 2005                      By: /s/ D. W. Whitwell
                                                David W. Whitwell
                                    Vice President and Chief Financial Officer


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